N / E / W / S R / E / L / E / A / S / E

January 28, 2016

FOR IMMEDIATE RELEASE
For more information, contact:
David L. Ortega, First Vice President/Director of Investor Relations
765-378-8937
http://www.firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES RECORD 2015 NET INCOME

First Merchants Corporation (NASDAQ - FRME) has recorded 2015 record net income of $65.4 million, an increase of $5.2 million over 2014 net income of $60.2 million. Earnings per share totaled $1.72, an increase of $.07 and 4.2 percent over 2014 earnings per share of $1.65.

Net income in the 4th quarter of 2015 totaled $14.2 million compared to $15.3 million in the 4th quarter of 2014. Earnings per share for the 4th quarter of 2015 declined by $.04 totaling $.37, compared to $.41 per share in the 4th quarter of 2014. Included in the 4th quarter 2015 results were $.07 of one-time expenses related to the closing of our Ameriana Bancorp acquisition on December 31, 2015.

Michael C. Rechin, President and Chief Executive Officer, stated, “Our 2015 was very active, productive, and successful. Beyond strong core operating results, our franchise grew through two acquisitions, and we increased our digital banking capacity with a mid-year online banking upgrade providing an enhanced customer experience. We are pleased to have recorded earnings per share of $1.72, after recording $.17 of merger, integration and system conversion expenses during the year.” Rechin also added, “We look forward to completing the Ameriana system conversion on March 11, 2016, and proving our progress through reported numbers in the second quarter of 2016.”

Total assets equaled $6.8 billion as of year-end and increased by $937 million, or 16.1 percent, over 2014. Total loans equaled $4.7 billion, an increase of $769 million, or 19.6 percent, over the same period in 2014. Of the loan increase, $339 million, or 9 percent, was the result of organic growth and $430 million, or 11 percent, resulted from the acquisition of Cooper State Bank in Columbus, Ohio in April of 2015 and Ameriana Bank in December of 2015.

Total deposits equaled $5.3 billion as of year-end and increased by $649 million, or 14 percent, as Cooper State Bank accounted for $105 million and Ameriana Bank accounted for $383 million of the growth in 2015. Tangible equity increased by $82.9 million, or 16.1 percent, and tangible book value per share increased by $1.03, or 7.5 percent, to $14.68 per share as of year-end 2015.

Net-interest income totaled $196.4 million in 2015 and net-interest margin totaled 3.80 percent as yields on earning assets totaled 4.25 percent offset by the cost of supporting liabilities which totaled .45 percent. When normalized for fair value accretion income of $8.3 million in 2015, net interest margin totaled 3.65 percent.

Non-interest income totaled $72.5 million in 2015 compared to $66.4 million in 2014. Included in the non-interest income increase was an $8.3 million gain on the sale of First Merchants Insurance Group and a $1.3 million gain on the cancellation of trust preferred debt, which accounted for $.11 of non-recurring income. Non-interest expense totaled $177.5 million in 2015 compared to $168.6 million in 2014. Merger, integration and system conversion expenses totaled $9.8 million dollars or $.17 per share for the year.

Provision expense totaled $417,000 in 2015 and net charge-offs totaled $1.9 million. In 2014, provision expense totaled $2.6 million and net charge-offs totaled $6.5 million. The December 31, 2015 allowance for loan losses totaled $62.5 million and our remaining fair value mark totals $47 million, including $13.6 million related to our 2015 acquisitions. The December 31, 2014 allowance for loan losses totaled $64 million and our remaining fair value mark totaled $43.2 million.

Non-performing assets and 90 days delinquent declined from $74.7 million in 2014 to $51.5 million including the addition of $8.6 million related to 2015 acquisitions.

As of December 31, 2015, the Corporation's total risk-based capital equaled 14.94 percent, common equity tier 1 risk-based capital equaled 11.49 percent and tangible common equity ratio totaled 9.17 percent.

CONFERENCE CALL

First Merchants Corporation will conduct a fourth quarter earnings conference call and web cast at 2:30 p.m. (ET) on Thursday, January 28, 2016.

To participate, dial (Toll Free) 877-507-0578 and reference First Merchants Corporation's fourth quarter earnings release. International callers please call +1 412-317-1073. A replay of the call will be available until February 28, 2016. To access a replay of the call, US participants should dial (Toll Free) 877-344-7529 or for International participants, dial +1 412-317-0088. The replay passcode is 10078427.

In order to view the web cast and presentation slides, please go to http://services.choruscall.com/links/frme160128.html during the time of the call. A replay of the web cast will be available until January 28, 2017.

During the call, Forward-Looking Statements about the relative business outlook may be made. These Forward-Looking Statements and all other statements made during the call that do not concern historical facts, are subject to risks and uncertainties that may materially affect actual results.

Specific Forward-Looking Statements include, but are not limited to, any indications regarding the Financial Services industry, the economy and future growth of the balance sheet or income statement.

Detailed financial results are reported on the attached pages.

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. The Corporation is comprised of First Merchants Bank, N.A., which also operates as Lafayette Bank & Trust and First Merchants Trust Company as divisions of First Merchants Bank, N.A.

First Merchants Corporation’s common stock is traded on the NASDAQ Global Select Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company’s Internet web page (http://www.firstmerchants.com).

FIRST MERCHANTS and the Shield Logo are federally registered trademarks of First Merchants Corporation.

* * * *

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	December 31,
	2015	2014
ASSETS
Cash and cash equivalents	$102,170	$118,616
Interest-bearing time deposits	32,315	47,520
Investment securities	1,276,999	1,180,631
Loans held for sale	9,894	7,235
Loans	4,693,822	3,924,865
Less: Allowance for loan losses	(62,453)	(63,964)
Net loans	4,631,369	3,860,901
Premises and equipment	97,648	77,691
Federal Reserve and Federal Home Loan Bank stock	37,633	41,353
Interest receivable	24,415	19,984
Core deposit intangibles and goodwill	259,764	218,755
Cash surrender value of life insurance	200,539	169,424
Other real estate owned	17,257	19,293
Tax asset, deferred and receivable	46,977	41,960
Other assets	24,023	20,764
TOTAL ASSETS	$6,761,003	$5,824,127
LIABILITIES
Deposits:
Noninterest-bearing	$1,266,027	$1,070,859
Interest-bearing	4,023,620	3,569,835
Total Deposits	5,289,647	4,640,694
Borrowings:
Federal funds purchased	49,721	15,381
Securities sold under repurchase agreements	155,325	124,539
Federal Home Loan Bank advances	235,652	145,264
Subordinated debentures and term loans	127,846	126,810
Total Borrowings	568,544	411,994
Interest payable	3,092	3,201
Other liabilities	49,211	41,411
Total Liabilities	5,910,494	5,097,300
STOCKHOLDERS' EQUITY
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding - 125 shares	125	125
Common Stock, $.125 stated value:
Authorized -- 50,000,000 shares
Issued and outstanding - 40,664,259 and 37,669,948 shares	5,083	4,709
Additional paid-in capital	504,530	431,220
Retained earnings	342,133	292,403
Accumulated other comprehensive loss	(1,362)	(1,630)
Total Stockholders' Equity	850,509	726,827
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$6,761,003	$5,824,127

CONSOLIDATED STATEMENTS OF INCOME	Three Months Ended		Twelve Months Ended
(Dollars In Thousands, Except Per Share Amounts)	December 31,		December 31,
	2015	2014	2015	2014
INTEREST INCOME
Loans receivable:
Taxable	$45,897	$43,710	$180,805	$172,039
Tax-exempt	1,285	147	3,459	327
Investment securities:
Taxable	4,363	4,980	17,885	19,882
Tax-exempt	4,444	3,692	16,922	14,383
Deposits with financial institutions	67	48	160	124
Federal Reserve and Federal Home Loan Bank stock	458	476	1,967	2,124
Total Interest Income	56,514	53,053	221,198	208,879
INTEREST EXPENSE
Deposits	3,938	3,402	14,855	11,678
Federal funds purchased	5	3	74	177
Securities sold under repurchase agreements	104	72	368	529
Federal Home Loan Bank advances	728	750	2,836	2,842
Subordinated debentures and term loans	1,665	1,666	6,661	6,616
Total Interest Expense	6,440	5,893	24,794	21,842
NET INTEREST INCOME	50,074	47,160	196,404	187,037
Provision for loan losses		960	417	2,560
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	50,074	46,200	195,987	184,477
OTHER INCOME
Service charges on deposit accounts	4,118	3,979	16,201	15,747
Fiduciary activities	2,138	2,242	9,196	8,966
Other customer fees	4,534	3,926	16,959	15,699
Commission income		1,534	4,147	7,411
Earnings on cash surrender value of life insurance	822	734	2,919	3,659
Net gains and fees on sales of loans	1,308	1,559	6,483	4,899
Net realized gains (losses) on sales of available for sale securities	623	1,246	2,670	3,581
Gain on sale of insurance subsidiary			8,265
Other income	1,224	1,155	5,691	6,438
Total Other Income	14,767	16,375	72,531	66,400
OTHER EXPENSES
Salaries and employee benefits	25,796	23,595	101,908	96,499
Net occupancy	3,649	3,288	14,668	13,831
Equipment	2,683	2,315	10,787	9,337
Marketing	915	836	3,493	3,464
Outside data processing fees	1,632	1,592	7,109	7,315
Printing and office supplies	343	364	1,353	1,565
Core deposit amortization	692	669	2,835	2,445
FDIC assessments	939	895	3,655	3,738
Other real estate owned and foreclosure expenses	1,701	1,055	6,137	8,043
Professional and other outside services	3,544	3,633	9,855	8,116
Other expenses	4,352	3,435	15,669	14,239
Total Other Expenses	46,246	41,677	177,469	168,592
INCOME BEFORE INCOME TAX	18,595	20,898	91,049	82,285
Income tax expense	4,418	5,638	25,665	22,123
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$14,177	$15,260	$65,384	$60,162
Per Share Data:
Basic Net Income Available to Common Stockholders	$0.37	$0.41	$1.73	$1.66
Diluted Net Income Available to Common Stockholders	$0.37	$0.41	$1.72	$1.65
Cash Dividends Paid	$0.11	$0.08	$0.41	$0.29
Average Diluted Shares Outstanding (in thousands)	38,191	37,323	38,088	36,555

FINANCIAL HIGHLIGHTS
(Dollars in thousands)	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2015	2014	2015	2014
NET CHARGE OFF'S	$408	$2,592	$1,928	$6,466

AVERAGE BALANCES:
Total Assets	$6,301,222	$5,782,257	$6,085,687	$5,571,354
Total Loans	4,351,621	3,867,009	4,179,839	3,730,080
Total Earning Assets	5,678,050	5,175,943	5,464,829	4,985,338
Total Deposits	4,994,624	4,582,944	4,806,503	4,363,955
Total Stockholders' Equity	774,560	713,533	753,724	675,295

FINANCIAL RATIOS:
Return on Average Assets	0.90%	1.06%	1.07%	1.08%
Return on Average Stockholders' Equity	7.32	8.55	8.67	8.91
Return on Average Common Stockholders' Equity	7.32	8.56	8.68	8.91
Average Earning Assets to Average Assets	90.11	89.51	89.80	89.48
Allowance for Loan Losses as % of Total Loans	1.33	1.63	1.33	1.63
Net Charge Off's as % of Average Loans (Annualized)	0.04	0.27	0.05	0.17
Average Stockholders' Equity to Average Assets	12.29	12.34	12.39	12.12
Tax Equivalent Yield on Earning Assets	4.20	4.26	4.25	4.35
Cost of Supporting Liabilities	0.45	0.46	0.45	0.44
Net Interest Margin (FTE) on Earning Assets	3.75	3.80	3.80	3.91
Tangible Book Value Per Share	$14.68	$13.65	$14.68	$13.65

NON-PERFORMING ASSETS
(Dollars In Thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2015	2015	2015	2015	2014
Non-Accrual Loans	$31,389	$32,597	$37,713	$44,321	$48,789
Renegotiated Loans	1,923	3,823	885	1,326	1,992
Non-Performing Loans (NPL)	33,312	36,420	38,598	45,647	50,781
Other Real Estate Owned	17,257	14,809	19,242	19,073	19,293
Non-Performing Assets (NPA)	50,569	51,229	57,840	64,720	70,074
90+ Days Delinquent	907	1,947	632	1,655	4,663
NPAs & 90 Day Delinquent	$51,476	$53,176	$58,472	$66,375	$74,737

Loan Loss Reserve	$62,453	$62,861	$62,550	$62,801	$63,964
Quarterly Net Charge-off's	408	(311)	668	1,163	2,592
NPAs / Actual Assets %	0.75%	0.83%	0.94%	1.10%	1.20%
NPAs & 90 Day / Actual Assets %	0.76%	0.86%	0.95%	1.13%	1.28%
NPAs / Actual Loans and OREO %	1.07%	1.18%	1.36%	1.62%	1.77%
Loan Loss Reserves / Actual Loans (%)	1.33%	1.45%	1.47%	1.58%	1.63%
Net Charge Off's as % of Average Loans (Annualized)	0.04%	(0.03)%	0.06%	0.12%	0.27%

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2015	2015	2015	2015	2014
ASSETS
Cash and cash equivalents	$102,170	$84,677	$105,928	$89,243	$118,616
Interest-bearing time deposits	32,315	27,111	26,669	83,228	47,520
Investment securities	1,276,999	1,208,793	1,212,516	1,189,473	1,180,631
Loans held for sale	9,894	1,943	8,295	6,392	7,235
Loans	4,693,822	4,321,715	4,238,205	3,965,532	3,924,865
Less: Allowance for loan losses	(62,453)	(62,861)	(62,550)	(62,801)	(63,964)
Net loans	4,631,369	4,258,854	4,175,655	3,902,731	3,860,901
Premises and equipment	97,648	83,457	84,841	77,468	77,691
Federal Reserve and Federal Home Loan Bank stock	37,633	34,498	34,630	41,273	41,353
Interest receivable	24,415	22,048	19,880	19,557	19,984
Core deposit intangibles and goodwill	259,764	219,503	220,196	218,034	218,755
Cash surrender value of life insurance	200,539	171,530	170,813	170,172	169,424
Other real estate owned	17,257	14,809	19,242	19,073	19,293
Tax asset, deferred and receivable	46,977	38,339	39,622	38,695	41,960
Other assets	24,023	24,235	22,021	22,182	20,764
TOTAL ASSETS	$6,761,003	$6,189,797	$6,140,308	$5,877,521	$5,824,127
LIABILITIES
Deposits:
Noninterest-bearing	$1,266,027	$1,110,905	$1,122,688	$1,100,397	$1,070,859
Interest-bearing	4,023,620	3,703,684	3,666,889	3,547,678	3,569,835
Total Deposits	5,289,647	4,814,589	4,789,577	4,648,075	4,640,694
Borrowings:
Federal funds purchased	49,721	52,896	40,748		15,381
Securities sold under repurchase agreements	155,325	153,822	137,240	134,023	124,539
Federal Home Loan Bank advances	235,652	237,856	247,687	166,326	145,264
Subordinated debentures and term loans	127,846	121,936	126,882	126,875	126,810
Total Borrowings	568,544	566,510	552,557	427,224	411,994
Interest payable	3,092	3,710	3,211	3,685	3,201
Other liabilities	49,211	38,004	45,008	58,879	41,411
Total Liabilities	5,910,494	5,422,813	5,390,353	5,137,863	5,097,300
STOCKHOLDERS' EQUITY
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding	125	125	125	125	125
Common Stock, $.125 stated value:
Authorized -- 50,000,000 shares
Issued and outstanding	5,083	4,734	4,728	4,723	4,709
Additional paid-in capital	504,530	433,577	432,294	431,199	431,220
Retained earnings	342,133	332,162	319,298	305,526	292,403
Accumulated other comprehensive loss	(1,362)	(3,614)	(6,490)	(1,915)	(1,630)
Total Stockholders' Equity	850,509	766,984	749,955	739,658	726,827
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$6,761,003	$6,189,797	$6,140,308	$5,877,521	$5,824,127

CONSOLIDATED STATEMENTS OF INCOME
(Dollars In Thousands, Except Per Share Amounts)	December 31,	September 30,	June 30,	March 31,	December 31,
	2015	2015	2015	2015	2014
INTEREST INCOME
Loans receivable:
Taxable	$45,897	$46,037	$45,320	$43,551	$43,710
Tax-exempt	1,285	1,190	736	248	147
Investment securities:
Taxable	4,363	4,374	4,425	4,723	4,980
Tax-exempt	4,444	4,412	4,231	3,835	3,692
Deposits with financial institutions	67	25	31	37	48
Federal Reserve and Federal Home Loan Bank stock	458	500	459	550	476
Total Interest Income	56,514	56,538	55,202	52,944	53,053
INTEREST EXPENSE
Deposits	3,938	3,715	3,686	3,516	3,402
Federal funds purchased	5	27	19	23	3
Securities sold under repurchase agreements	104	96	90	78	72
Federal Home Loan Bank advances	728	711	706	691	750
Subordinated debentures and term loans	1,665	1,666	1,670	1,660	1,666
Total Interest Expense	6,440	6,215	6,171	5,968	5,893
NET INTEREST INCOME	50,074	50,323	49,031	46,976	47,160
Provision for loan losses			417		960
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	50,074	50,323	48,614	46,976	46,200
OTHER INCOME
Service charges on deposit accounts	4,118	4,445	4,090	3,548	3,979
Fiduciary activities	2,138	2,242	2,309	2,507	2,242
Other customer fees	4,534	4,156	4,602	3,667	3,926
Commission income		4	1,815	2,328	1,534
Earnings on cash surrender value of life insurance	822	710	640	747	734
Net gains and fees on sales of loans	1,308	1,905	1,781	1,489	1,559
Net realized gains (losses) on sales of available for sale securities	623	1,115	(93)	1,025	1,246
Gain on sale of insurance subsidiary			8,265
Other income	1,224	2,322	1,224	921	1,155
Total Other Income	14,767	16,899	24,633	16,232	16,375
OTHER EXPENSES
Salaries and employee benefits	25,796	25,137	26,434	24,541	23,595
Net occupancy	3,649	3,726	3,503	3,790	3,288
Equipment	2,683	2,698	2,840	2,566	2,315
Marketing	915	847	951	780	836
Outside data processing fees	1,632	1,992	1,768	1,717	1,592
Printing and office supplies	343	343	303	364	364
Core deposit amortization	692	693	729	721	669
FDIC assessments	939	958	895	863	895
Other real estate owned and foreclosure expenses	1,701	1,835	1,372	1,229	1,055
Professional and other outside services	3,544	1,686	3,134	1,491	3,633
Other expenses	4,352	3,683	4,494	3,140	3,435
Total Other Expenses	46,246	43,598	46,423	41,202	41,677
INCOME BEFORE INCOME TAX	18,595	23,624	26,824	22,006	20,898
Income tax expense	4,418	6,557	8,856	5,834	5,638
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$14,177	$17,067	$17,968	$16,172	$15,260

Per Share Data:
Basic Net Income Available to Common Stockholders	$0.37	$0.46	$0.47	$0.43	$0.41
Diluted Net Income Available to Common Stockholders	$0.37	$0.45	$0.47	$0.43	$0.41
Cash Dividends Paid	$0.11	$0.11	$0.11	$0.08	$0.08
Average Diluted Shares Outstanding (in thousands)	38,191	38,118	38,043	38,000	37,323
FINANCIAL RATIOS:
Return on Average Assets	0.90%	1.11%	1.19%	1.11%	1.06%
Return on Average Stockholders' Equity	7.32	8.99	9.63	8.81	8.55
Return on Average Common Stockholders' Equity	7.32	8.99	9.63	8.81	8.56
Average Earning Assets to Average Assets	90.11	89.99	89.63	89.42	89.51
Allowance for Loan Losses as % of Total Loans	1.33	1.45	1.47	1.58	1.63
Net Charge Off's as % of Average Loans (Annualized)	0.04	(0.03)	0.06	0.12	0.27
Average Stockholders' Equity to Average Assets	12.29	12.34	12.31	12.62	12.34
Tax Equivalent Yield on Earning Assets	4.20	4.30	4.26	4.24	4.26
Cost of Supporting Liabilities	0.45	0.45	0.45	0.46	0.46
Net Interest Margin (FTE) on Earning Assets	3.75	3.85	3.81	3.78	3.80
Tangible Book Value Per Share	$14.68	$14.59	$14.15	$13.96	$13.65

LOANS
(Dollars In Thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2015	2015	2015	2015	2014
Commercial and industrial loans	$1,057,075	$999,195	$984,223	$938,937	$896,688
Agricultural production financing and other loans to farmers	97,711	91,354	93,695	95,652	104,927
Real estate loans:
Construction	366,704	298,250	256,082	237,036	207,221
Commercial and farmland	1,802,921	1,695,703	1,705,647	1,646,418	1,672,661
Residential	786,105	677,767	689,621	640,451	647,315
Home Equity	348,613	318,949	302,403	286,914	286,529
Individuals' loans for household and other personal expenditures	74,717	71,893	62,785	70,223	73,400
Lease financing receivables, net of unearned income	588	614	742	853	1,106
Other commercial loans	159,388	167,990	143,007	49,048	35,018
Loans	4,693,822	4,321,715	4,238,205	3,965,532	3,924,865
Allowance for loan losses	(62,453)	(62,861)	(62,550)	(62,801)	(63,964)
NET LOANS	$4,631,369	$4,258,854	$4,175,655	$3,902,731	$3,860,901

DEPOSITS
(Dollars In Thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2015	2015	2015	2015	2014
Demand deposits	$2,576,283	$2,244,848	$2,211,154	$2,116,135	$2,146,492
Savings deposits	1,518,722	1,460,244	1,439,255	1,402,421	1,376,707
Certificates and other time deposits of $100,000 or more	323,698	286,988	295,159	283,313	260,685
Other certificates and time deposits	556,476	499,286	517,153	516,500	523,010
Brokered deposits	314,468	323,223	326,856	329,706	333,800
TOTAL DEPOSITS	$5,289,647	$4,814,589	$4,789,577	$4,648,075	$4,640,694

NET INTEREST INCOME
(Dollars in Thousands)	For the Three Months Ended
	December 31, 2015			December 31, 2014
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
Assets:
Interest-bearing time deposits	$94,150	$67	0.28%	$80,901	$48	0.24%
Federal Reserve and Federal Home Loan Bank stock	34,909	458	5.25	43,580	476	4.37
Investment Securities: (1)
Taxable	687,265	4,363	2.54	767,980	4,980	2.59
Tax-Exempt (2)	510,105	6,837	5.36	416,473	5,680	5.46
Total Investment Securities	1,197,370	11,200	3.74	1,184,453	10,660	3.60
Loans held for sale	1,829	93	20.34	6,208	129	8.31
Loans: (3)
Commercial	3,263,959	36,284	4.45	2,993,498	33,882	4.53
Real Estate Mortgage	465,097	4,844	4.17	463,465	5,162	4.46
Installment	430,440	4,675	4.34	386,818	4,537	4.69
Tax-Exempt (2)	190,296	1,978	4.16	17,020	227	5.33
Total Loans	4,351,621	47,874	4.40	3,867,009	43,937	4.54
Total Earning Assets	5,678,050	59,599	4.20	5,175,943	55,121	4.26
Net unrealized gain on securities available for sale	9,832			11,864
Allowance for loan losses	(63,077)			(65,790)
Cash and cash equivalents	102,144			98,373
Premises and equipment	83,800			76,594
Other assets	490,473			485,273
Total Assets	$6,301,222			$5,782,257
Liabilities:
Interest-bearing deposits:
Interest-bearing NOW deposits	$1,205,874	$481	0.16%	$1,080,171	$282	0.10%
Money market deposits	844,629	463	0.22	840,852	436	0.21
Savings deposits	645,057	191	0.12	550,687	159	0.12
Certificates and other time deposits	1,089,465	2,803	1.03	1,106,324	2,525	0.91
Total Interest-bearing Deposits	3,785,025	3,938	0.42	3,578,034	3,402	0.38
Borrowings	488,997	2,502	2.05	442,088	2,491	2.25
Total Interest-bearing Liabilities	4,274,022	6,440	0.60	4,020,122	5,893	0.59
Noninterest-bearing deposits	1,209,599			1,004,910
Other liabilities	43,041			43,692
Total Liabilities	5,526,662			5,068,724
Stockholders' Equity	774,560			713,533
Total Liabilities and Stockholders' Equity	$6,301,222	6,440	0.45	$5,782,257	5,893	0.46
Net Interest Income		$53,159			$49,228
Net Interest Margin			3.75%			3.80%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments.
(2)  Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 35 percent for 2015 and 2014. These totals equal $3,085 and $2,068 for the three months ended December 31, 2015 and 2014, respectively.

(3) Non accruing loans have been included in the average balances.

NET INTEREST INCOME
(Dollars in Thousands)	For the Twelve Months Ended
	December 31, 2015			December 31, 2014
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
Assets:
Interest-bearing time deposits	$61,373	$160	0.26%	$53,231	$124	0.23%
Federal Reserve and Federal Home Loan Bank stock	37,495	1,967	5.25	42,142	2,124	5.04
Investment Securities: (1)
Taxable	703,019	17,885	2.54	763,450	19,882	2.60
Tax-Exempt (2)	483,103	26,034	5.39	396,435	22,127	5.58
Total Investment Securities	1,186,122	43,919	3.70	1,159,885	42,009	3.62
Loans held for sale	3,725	475	12.75	6,681	485	7.26
Loans: (3)
Commercial	3,187,239	142,696	4.48	2,919,020	133,567	4.58
Real Estate Mortgage	457,013	19,457	4.26	429,384	19,812	4.61
Installment	406,163	18,177	4.48	361,484	18,175	5.03
Tax-Exempt (2)	125,699	5,322	4.23	13,511	504	3.73
Total Loans	4,179,839	186,127	4.45	3,730,080	172,543	4.63
Total Earning Assets	5,464,829	232,173	4.25%	4,985,338	216,800	4.35%
Net unrealized gain on securities available for sale	11,800			8,921
Allowance for loan losses	(62,975)			(67,969)
Cash and cash equivalents	98,051			87,068
Premises and equipment	82,710			75,202
Other assets	491,272			482,794
Total Assets	$6,085,687			$5,571,354
Liabilities:
Interest-bearing deposits:
Interest-bearing NOW deposits	$1,109,829	$1,374	0.12%	$1,066,402	$1,110	0.10%
Money market deposits	840,084	1,768	0.21	776,712	1,572	0.20
Savings deposits	614,675	672	0.11	533,080	619	0.12
Certificates and other time deposits	1,121,651	11,041	0.98	1,042,539	8,377	0.80
Total Interest-bearing Deposits	3,686,239	14,855	0.40	3,418,733	11,678	0.34
Borrowings	480,794	9,939	2.07	492,128	10,164	2.07
Total Interest-bearing Liabilities	4,167,033	24,794	0.60	3,910,861	21,842	0.56
Noninterest-bearing deposits	1,120,264			945,222
Other liabilities	44,666			39,976
Total Liabilities	5,331,963			4,896,059
Stockholders' Equity	753,724			675,295
Total Liabilities and Stockholders' Equity	$6,085,687	24,794	0.45	$5,571,354	21,842	0.44
Net Interest Income		$207,379			$194,958
Net Interest Margin			3.80%			3.91%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments.
(2)  Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 35 percent for 2015 and 2014. These totals equal $10,975 and $7,921 for the twelve months ended December 31, 2015 and 2014, respectively.

(3) Non accruing loans have been included in the average balances.